UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
EVERCOMMERCE INC.
(Name of Registrant as Specified in its Charter)
Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE & PROXY
STATEMENT

Annual Meeting of Stockholders
June 22, 2022
2:30 p.m. Mountain Time

EVERCOMMERCE INC.
3601 WALNUT STREET, SUITE 400, DENVER, COLORADO 80205
April 28, 2022
To Our Stockholders:
Our mission at EverCommerce is to simplify and empower the lives of business owners whose services support us every day. We accomplish this by providing tailored, end-to-end Software-as-a-Service (“SaaS”) solutions that support the highly diverse workflows and customer interactions that professionals in home services, health services, and fitness & wellness services need to automate manual processes, generate new business, and create more loyal customers. With a diverse set of over 600,000 global customers, EverCommerce is leading the digital transformation of the service economy.
EverCommerce offers tremendous value to our customers by providing solutions tailored to the unique workflows and interactions their various service types require. From a plumber, to a pediatrician, to a yoga instructor - the way in which they generate new business, fulfill services, manage day-to-day operations, and engage with customers is extremely different. Our software solutions not only provide the systems of action necessary to run our customers’ daily business processes, but also the marketing solutions to attract new business, the billing and payment solutions to collect effortlessly, and the customer engagement solutions to create predictable and convenient experiences. Our solutions are cost-effective, easy-to-implement, and purpose-built for service businesses.
We believe our solutions address a massive market opportunity today. We estimate the total number of service SMBs, which represent service-based businesses with 500 or fewer employees, is approximately 400 million globally, including 31 million in North America. We estimate the total addressable market (“TAM”) for our current solutions is approximately $1.3 trillion globally, including approximately $520 billion in North America. We believe there is considerable runway for long-term growth given the vast majority of our market opportunity is untapped; we estimate that only 9% of the North America service SMB market has been penetrated with full end-to-end software solutions today and expect this number to increase to over 13% by 2025.
2021 was a very important year for EverCommerce, as we not only successfully entered the public markets but also continued to execute our strategy while reporting robust financial and operating results. For the full year, we grew total Revenue by 45%, inclusive of 21% Pro Forma growth. We accomplished this while delivering meaningfully positive adjusted EBITDA and free cash flow. We ended the year with approximately 617,000 customers spread across more than 30 micro-verticals within the core industries we target.
We would like to thank you for your support of EverCommerce and look forward to continued dialogue as we transform the SMB service economy.
Sincerely,

Eric Remer
Chief Executive Officer and Chairman of the Board of Directors

Notice of Annual Meeting of Stockholders
To be Held on Wednesday, June 22, 2022
EVERCOMMERCE INC.
3601 WALNUT STREET, SUITE 400, DENVER, COLORADO 80205
The Annual Meeting of Stockholders (the “Annual Meeting”) of EverCommerce Inc., a Delaware corporation (the “Company”), will be held at 2:30 p.m. Mountain Time, on Wednesday, June 22, 2022. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/EVCM2022. The Annual Meeting is called for the following purposes:
1
To elect Penny Baldwin-Leonard, Eric Remer and Debby Soo as Class I Directors to serve until the 2025 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

2	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
3	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Holders of record of our outstanding shares of common stock at the close of business on April 25, 2022, are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of these stockholders will be available for examination by any stockholder during the ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to legal@evercommerce.com, stating the purpose of the request and providing proof of ownership of Company stock. This list of stockholders will also be available on the bottom panel of your screen during the meeting after entering the 16 digit control number included on the Notice of Internet Availability of Proxy Materials or any proxy card that you received, or on the materials provided by your bank or broker. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors

Eric Remer
Chief Executive Officer and Chairman of the Board of Directors
April 28, 2022

Forward-Looking Statements
This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this proxy statement that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our future operations and financial results, the underlying trends in our business, our competitive position, our market opportunity, and our potential for growth. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, our limited operating history and evolving business; our recent growth rates may not be sustainable or indicative of future growth; we may not achieve profitability in the future; we may continue to experience significant quarterly and annual fluctuations in our operating results due to a number of factors, which makes our future operating results difficult to predict; we may reduce our rate of acquisitions and may be unsuccessful in achieving continued growth through acquisitions; revenues and profits generated through acquisitions may be less than anticipated, and we may fail to uncover all liabilities of acquisition targets; we may not be able to continue to expand our share of our existing vertical markets or expand into new vertical markets; we face intense competition in each of the industries in which we operate; the industries in which we operate are rapidly evolving and the market for technology-enabled services that empower SMBs is relatively immature and unproven; our estimated total addressable market is subject to inherent challenges and uncertainties; actual or perceived inaccuracies in our operational metrics may harm our reputation; failure to effectively develop and expand our sales and marketing capabilities; failure to maintain and enhance our reputation and brand recognition; our systems and our third-party providers’ systems may fail or our third-party providers may discontinue providing their services or technology or to us specifically; risks related to the COVID-19 pandemic; economic and political risks, including the business cycles of our clients and changes in the overall level of consumer and commercial spending; our ability to retain and hire skilled personnel; as well as the other factors described in our Annual Report on Form 10-K for the year ended December 31, 2021 and in our other filings with the SEC. These factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this proxy statement. Any such forward-looking statements represent management’s estimates as of the date of this proxy statement. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

PROXY STATEMENT
EVERCOMMERCE INC.
3601 WALNUT STREET, SUITE 400, DENVER, COLORADO 80205
This proxy statement is furnished in connection with the solicitation by the Board of Directors of EverCommerce Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Wednesday, June 22, 2022 (the “Annual Meeting”), at 2:30 p.m., Mountain Time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/EVCM2022 and entering your 16 -digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of outstanding shares of common stock at the close of business on April 25, 2022 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. Each share of our common stock entitles its holder to one vote per share on all matters presented to our stockholders generally. At the close of business on the Record Date, there were 195,599,497 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting.
This proxy statement and the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2021 (the “2021 Annual Report”) will be released on or about May 5, 2022 to our stockholders on the Record Date.
In this proxy statement, “we,” “us,” “our,” the “Company” and “EverCommerce” refer to EverCommerce Inc., and, unless otherwise stated, all of its subsidiaries.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, JUNE 22, 2022
This Proxy Statement and our 2021 Annual Report to Stockholders are available at http://www.proxyvote.com/
PROPOSALS
At the Annual Meeting, our stockholders will be asked:
1
To elect Penny Baldwin-Leonard, Eric Remer and Debby Soo as Class I Directors to serve until the 2025 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

2	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
3	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
RECOMMENDATIONS OF THE BOARD
The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board recommends that you vote:
1	FOR the election of Penny Baldwin-Leonard, Eric Remer and Debby Soo as Class I Directors; and
2	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

INFORMATION ABOUT THIS PROXY STATEMENT
Why you received this proxy statement. You are viewing or have received these proxy materials because EverCommerce’s Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, EverCommerce is making this proxy statement and its 2021 Annual Report available to its stockholders electronically via the Internet. On or about May 5, 2022, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2021 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in this proxy statement and 2021 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate set of proxy materials, as requested, to any stockholder at the shared address to which a single set of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one set of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING OF STOCKHOLDERS
WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?
The Record Date for the Annual Meeting is April 25, 2022. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. You will need to obtain your own Internet access if you choose to attend the Annual Meeting and/or vote over the Internet. Each share of our common stock entitles its holder to one vote per share on all matters presented to our stockholders at the Annual Meeting. At the close of business on the Record Date, there were 195,599,497 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting.
WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET NAME”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, our proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If you haven’t received a 16 digit control number, you should contact your bank or broker to obtain your control number or otherwise vote through the bank or broker.
HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, electronically or by proxy, of the holders of a majority in voting power of common stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.
WHO CAN ATTEND AND VOTE AT THE 2022 ANNUAL MEETING OF STOCKHOLDERS?
You may attend and vote at the Annual Meeting only if you are an EverCommerce stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. The Annual Meeting will be held entirely online to allow greater participation. You will be able to attend the Annual Meeting and submit your questions by visiting the following website: www.virtualshareholdermeeting.com/EVCM2022. You will also be able to vote your shares electronically at the Annual Meeting.
To participate in the Annual Meeting, you will need the 16 digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 2:30 p.m., Mountain Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 2:15 p.m., Mountain Time, and you should allow ample time for check-in procedures. If you hold your shares through a bank or broker, instructions should also be provided on the voting instruction card provided by your bank or brokerage firm. If you lose your 16 digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of stockholders as of the Record Date.
WHY A VIRTUAL MEETING?
We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for us and our stockholders. We believe the virtual meeting will enable increased stockholder attendance and participation since stockholders can participate from any location around the world. Furthermore, as part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of the COVID-19 pandemic, we believe that hosting a virtual meeting is in the best interests of the Company and such attendees of the Annual Meeting.
WHAT IF DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call refer to the technical support number that will be available on the Annual Meeting website.

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?
If a quorum is not present at the scheduled time of the Annual Meeting, the person presiding over the Annual Meeting may adjourn the Annual Meeting until a quorum is present or represented.
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
HOW DO I VOTE?
We recommend that stockholders vote by proxy even if they plan to participate in the Annual Meeting and vote electronically during the meeting. If you are a stockholder of record, there are three ways to vote by proxy:
•	by Internet-You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
•	by Telephone-You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card; or
•	by Mail-You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.
Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 21, 2022. Stockholders may vote at the Annual Meeting by visiting www.virtualshareholdermeeting.com/EVCM2022 and entering the 16-digit control number included on your Internet Notice, proxy card or the instructions that accompanied your proxy materials. The Annual Meeting webcast will begin promptly at 2:30 p.m., Mountain Time, on June 22, 2022.
If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares at the Annual Meeting, you may visit www.virtualshareholdermeeting.com/EVCM2022 and enter the 16digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in street name and you do not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website and select the shareholder communications mailbox to access the meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.
CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:
•	by submitting a duly executed proxy bearing a later date;
•	by granting a subsequent proxy through the Internet or telephone;
•	by giving written notice of revocation to the Secretary of EverCommerce prior to the Annual Meeting; or
•	by voting electronically at the Annual Meeting.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your virtual attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote electronically during the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote electronically during the Annual Meeting.

WHO WILL COUNT THE VOTES?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.
WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 1 of this proxy statement, as well as with the description of each proposal in this proxy statement.
WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?
Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes).	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.
WHAT IS AN ABSTENTION AND HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors and abstentions will have no effect on the ratification of the appointment of Ernst & Young LLP.
WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.
WHERE CAN I FIND THE VOTING RESULTS OF THE 2022 ANNUAL MEETING OF STOCKHOLDERS?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC shortly after the Annual Meeting.

WILL THERE BE A QUESTION AND ANSWER SESSION DURING THE ANNUAL MEETING?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the meeting that are pertinent to the Company and the meeting matters, for up to 15 minutes after the completion of the Annual Meeting. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend and vote at the 2022 Annual Meeting of Stockholders?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•	irrelevant to the business of the Company or to the business of the Annual Meeting;
•	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•	related to any pending, threatened or ongoing litigation;
•	related to personal grievances;
•	derogatory references to individuals or that are otherwise in bad taste;
•	substantially repetitious of questions already made by another stockholder;
•	in excess of the two question limit;
•	in furtherance of the stockholder’s personal or business interests; or
•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Corporate Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend and vote at the 2022 Annual Meeting of Stockholders?”.

PROPOSALS TO BE VOTED ON
PROPOSAL 1: Election of Directors
At the Annual Meeting, three (3) Class I Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2025 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.
Our Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following election or such director’s death, resignation or removal, whichever is earliest to occur. The current class structure is as follows: Class I, whose term currently expires at the 2022 Annual Meeting of Stockholders and whose subsequent term will expire at the 2025 Annual Meeting of Stockholders; Class II, whose term will expire at the 2023 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2024 Annual Meeting of Stockholders. The current Class I Directors are Penny Baldwin-Leonard, Eric Remer and Debby Soo; the current Class II Directors are Jonathan Durham, Kimberly Ellison-Taylor and Mark Hastings; and the current Class III Directors are John Marquis, Joseph Osnoss and Richard A. Simonson.
In connection with the initial public offering (“IPO”) of our common stock in July 2021, we entered into a stockholders agreement with Eric Remer, our founder and Chief Executive Officer (the “Management Stockholders Agreement”) as well as a stockholders agreement with Providence Strategic Growth and Silver Lake (the “Sponsor Stockholders Agreement”). The Management Stockholders Agreement requires us to, among other things, nominate Eric Remer for election as a director at any meeting of our stockholders for so long as Mr. Remer serves as our Chief Executive Officer or, if Mr. Remer is no longer serving as our Chief Executive Officer, until the earlier of (i) the termination of Mr. Remer’s employment by us or any of our subsidiaries for cause, (ii) the date on which Mr. Remer beneficially owns less than 2% of the shares of common stock then outstanding or (iii) the date on which Mr. Remer beneficially owns less than 50% of the number of shares of common stock beneficially owned by Mr. Remer immediately following our IPO.
The Sponsor Stockholders Agreement requires us to, among other things, nominate a number of individuals for election as our directors at any meeting of our stockholders, designated by Providence Strategic Growth (each such individual a “PSG Designee”) and Silver Lake (each such individual a “Silver Lake Designee”), such that, upon the election of such individual and each other individual nominated by or at the direction of our Board of Directors or a duly-authorized committee of the Board, as a director of our company, the number of: (A) PSG Designees serving as directors will be equal to (i) two (2) directors, if certain affiliates of Providence Strategic Growth continue to beneficially own at least 15% of the aggregate number of shares of common stock outstanding immediately following our IPO, or (ii) one (1) director, if certain affiliates of Providence Strategic Growth continue to beneficially own less than 15% but more than 5% of the aggregate number of shares of common stock outstanding immediately following our IPO; and (B) Silver Lake Designees serving as directors will be equal to (i) two (2) directors, if certain affiliates of Silver Lake continue to beneficially own at least 15% of the aggregate number of shares of common stock outstanding immediately following our IPO, or (ii) one (1) director, if certain affiliates of Silver Lake continue to beneficially own less than 15% but more than 5% of the aggregate number of shares of common stock outstanding immediately following our IPO. Each of Providence Strategic Growth and Silver Lake have agreed to vote, or cause to vote, all of their outstanding shares of our common stock at any annual or special meeting of stockholders in which directors are elected, so as to cause the election of the PSG Designees and Silver Lake Designees. The current PSG designees are Mark Hastings and John Marquis. The current Silver Lake Designees are Jonathan Durham and Joseph Osnoss.
For more information, see “Corporate Governance-Stockholders Agreements”.
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented by the proxy for the election as Class I Directors the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

VOTE REQUIRED
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors unanimously recommends a vote FOR the election of the below Class I Director nominees.
NOMINEES FOR CLASS I DIRECTORS (CURRENT TERMS TO EXPIRE AT THE 2022 ANNUAL MEETING)
The nominees for election to the Board as Class I Directors are as follows:
Name	Age	Served as a Director Since	Positions with EverCommerce
Penny Baldwin-Leonard	64	2021	Director
Eric Remer	50	2016	Chief Executive Officer and Chairman of the Board of Directors
Debby Soo	41	2021	Director
The principal occupations and business experience, for at least the past five years, of each Class I Director nominee are as follows:
PENNY BALDWIN-LEONARD	Age 64
Penny Baldwin-Leonard has served as a member of our Board since March 2021. Ms. Baldwin-Leonard was the Senior Vice President and Chief Marketing Officer of Qualcomm Incorporated, a technology company, until January 2022, a role she has held since October 2017. She was responsible for overseeing global marketing efforts across all business channels and disciplines. Prior to this, from October 2014 to July 2017, Ms. Baldwin-Leonard served as Vice President and General Manager of Global Brand Management at Intel Corporation, where she was responsible for developing and managing the company’s global brand strategy and reputation. She also oversaw global partner marketing, sports marketing and new technology marketing. From 2012 to 2015, Ms. Baldwin-Leonard served as Executive Vice President and Chief Marketing Officer at McAfee Corp., and from 2009 to 2012, she served as Senior Vice President of Global Brand Strategy and Consumer Marketing at Yahoo! Inc. We believe Ms. Baldwin-Leonard is qualified to serve on our Board because of her extensive experience as part of the executive leadership teams of leading technology corporations.
ERIC REMER	Age 50
Eric Remer founded and has served as our Chief Executive Officer and as a member of our Board since October 2016 and previously co-founded and served as Chief Executive Officer and as a member of the board of directors of PaySimple, which is now part of the EverCommerce platform, from 2006 to October 2016. Mr. Remer also serves as the chairman of our Board. Mr. Remer previously founded and served as Chief Executive Officer of Conclave Group LLC, a direct marketing services company, from 2002 to 2005. Mr. Remer also previously co-founded I-Behavior LLC, a behavioral targeting and database marketing organization, from 1998 to 2002. Mr. Remer received his B.A. in History from the University of Michigan. We believe Mr. Remer is qualified to serve on our Board, including as the chairman of our Board, because of the historical knowledge, operational expertise, leadership and continuity that he brings to our Board as a founder of both EverCommerce and PaySimple and as our Chief Executive Officer.
DEBBY SOO	Age 41
Debby Soo has served as a member of our Board since March 2021. Ms. Soo is the Chief Executive Officer of OpenTable, Inc., a real-time online reservation network, a role she has held since August 2020. Previously, Ms. Soo served in a number of roles at Kayak Software Corporation, a travel technology company, including Chief

Commercial Officer from August 2017 to July 2020, Senior Vice President of Business Development from January 2017 to July 2017, Vice President of Asia Pacific from May 2014 to January 2017, Senior Director of New Markets from July 2013 to May 2014, and previously as Director of Product Marketing, and Mobile Business Development Manager and Mobile Project Manager. From December 2020 to March 2021, Ms. Soo served on the board of directors of Lesson Nine GmbH, an education services company operating as Babbel, where she also served as a member of the compensation committee. Ms. Soo received her M.B.A. in Entrepreneurship and General Management from the Massachusetts Institute of Technology, her M.A. in East Asian Studies from Stanford University, and her B.A. in East Asian Studies with a minor in Economics from Stanford University. We believe Ms. Soo is qualified to serve on our Board due to her extensive experience holding executive and leadership roles across a number of technology companies.
CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:
CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2023 ANNUAL MEETING)
The current members of the Board who are Class II Directors are as follows:
Name	Age	Served as a Director Since	Positions with EverCommerce
Jonathan Durham	39	2019	Director
Kimberly Ellison-Taylor	52	2021	Director
Mark Hastings	54	2016	Director
The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:
JONATHAN DURHAM	Age 39
Jonathan Durham has served as a member of our Board since August 2019. Mr. Durham is a Managing Director of Silver Lake, a private equity firm, which he joined in 2005. Mr. Durham is currently a member of the board of directors of Imagine Learning, Gemini Trust Company LLC and Row New York, and previously on the board of directors of Quorum Business Solutions, Inc. and Gerson Lehrman Group, Inc. Mr. Durham received his A.B. in History from Harvard College. We believe Mr. Durham is qualified to serve on our Board because of his extensive experience in private equity investing, including in the technology sector, and service on the boards of directors of other companies.
KIMBERLY ELLISON-TAYLOR	Age 52
Kimberly Ellison-Taylor has served as a member of our Board since March 2021. Since April 2021, Ms. Ellison-Taylor has served as the Chief Executive Officer of KET Solutions, LLC, a consulting firm. Prior to this, Ms. Ellison-Taylor served in multiple roles at Oracle Corporation, a database management and technology company, including as the Executive Director of Finance Thought Leadership at Oracle Corporation from April 2019 to March 2021, as Global Strategy Leader for the Cloud Business Group from September 2018 to March 2019, as Global Strategy Director for the Financial Services Industry Group from July 2015 to September 2018, and as Executive Director and Global Leader for Health, Human and Labor Vertical from October 2004 to July 2015. From 2016 to 2018, Ms. Ellison-Taylor served as the Chairman of the board for the American Institute of CPAs and also as Chairman of the Association of Certified Professional Accountants. Ms. Ellison-Taylor has been an Adjunct Professor at Carnegie Mellon University’s Heinz College of Information Systems and Public Policy since 2019. Ms. Ellison-Taylor currently serves on the board of directors of Mutual of Omaha Insurance Corporation, where she is a member of the Audit and Risk Committees. Ms. Ellison-Taylor also serves on the board of directors of U.S. Bancorp as a member of the Audit and the Public Responsibility Committees. Ms. Ellison-Taylor received her M.B.A. in Business Administration and Decision Science from Loyola University Maryland, and received her B.A. in Information Systems Management from the University of Maryland Baltimore County. She also holds an M.S. in Information Technology Management and a Chief Information Officer certificate from Carnegie Mellon University, as well as a certificate in Public Accounting from the Community College of Baltimore County. She is a certified public accountant, certified information systems auditor and chartered global management accountant. We believe Ms. Ellison-Taylor is qualified to serve on our Board due to her extensive financial and technical experience in the technology sector, her leadership in the accounting and finance profession and service on the boards of directors of other public companies.

MARK HASTINGS	Age 54
Mark Hastings has served as a member of our Board since October 2016. Mr. Hastings is Chief Executive Officer of Providence Strategic Growth Capital Partners L.L.C., a private equity firm, and has held this role since 2014. Mr. Hastings currently serves as a member of the board of a number of private companies. Mr. Hastings received his M.B.A. from the Wharton School at the University of Pennsylvania and his B.A. in Economics from Colorado College. We believe Mr. Hastings is qualified to serve on our Board due to his extensive experience in private equity investing, including the technology sector, and service on the boards of directors of other companies in similar industries.
CONTINUING MEMBERS OF THE BOARD OF DIRECTORS:
CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2024 ANNUAL MEETING)
The current members of the Board who are Class III Directors are as follows:
Name	Age	Served as a Director Since	Positions with EverCommerce
John Marquis	34	2016	Director
Joseph Osnoss	44	2019	Director
Richard A. Simonson	63	2021	Director
The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:
JOHN MARQUIS	Age 34
John Marquis has served as a member of our Board since October 2016. Mr. Marquis is a Managing Director of PSG Equity L.L.C., a private equity firm, and has previously served in a number of capacities at the firm since joining initially in 2014. Mr. Marquis currently serves as a member of the board of a number of private companies. Mr. Marquis received his B.S. in Finance and Accounting from Boston College. We believe Mr. Marquis is qualified to serve on our Board due to his extensive experience in private equity investing, including the technology sector, and service on the boards of directors of other companies in similar industries.
JOSEPH OSNOSS	Age 44
Joseph Osnoss has served as a member of our Board since August 2019. Mr. Osnoss is a Managing Partner of Silver Lake, a private equity firm, which he joined in 2002. From 2010 to 2014, he was based in London, where he co-led the firm’s activities in EMEA. Prior to joining Silver Lake, Mr. Osnoss worked in investment banking at Goldman, Sachs & Co. Mr. Osnoss is currently a member of the boards of directors of Carta, Cegid Group, Clubessential Holdings, First Advantage Corporation, where he is Chairman of the board of directors and serves on the nominating and corporate governance committee, Global Blue Group Holding AG, where he serves on the nomination and compensation committee, LightBox, Relativity and Zuora. He previously served as Chairman of the board of directors of Cast & Crew Entertainment Services, and as a board director of Instinet Inc., Interactive Data Corporation and Mercury Payment Systems. Additionally, Mr. Osnoss served on the board of directors of Cornerstone OnDemand, Inc. from December 2017 to October 2021, where he was a member of the nominating and corporate governance committee and business operations committee at times during his tenure. Mr. Osnoss also was a board director of Sabre Corporation from March 2007 to April 2021 and served on its audit, compensation, executive, governance and nominating and technology committees during various periods of his directorship. Finally, Mr. Osnoss served on the board of directors of Virtu Financial Inc. or associated entities from July 2011 to April 2016, serving as an audit committee member from April 2015 to April 2016. Mr. Osnoss received his A.B. in Applied Mathematics and a citation in French Language from Harvard College. He has remained involved in academics, including as a Visiting Professor in Practice at the London School of Economics; a member of the Dean’s Advisory Cabinet at Harvard’s School of Engineering and Applied Sciences; a participant in The Polsky Center Private Equity Council at the University of Chicago; and a Trustee of Greenwich Academy. We believe Mr. Osnoss is qualified to serve on our Board due to his extensive experience in private equity investing, domestic and international experience, and service on the boards of directors of other companies.

RICHARD A. SIMONSON	Age 63
Richard A. Simonson has served as a member of our Board since March 2021, and is our lead independent director and Chair of the Audit Committee. Mr. Simonson is the Managing Partner of Specie Mesa L.L.C., where he acts as advisor, investor and independent board member to select PE and VC backed private technology companies, a position he has held since July 2018. Prior to that, he served as Executive Vice President and Chief Financial Officer of Sabre Corporation, a travel technology company, from March 2013 to July 2018, helping to take it public in 2014. Mr. Simonson is currently a member of the board of directors of Electronic Arts Inc., where he also is Chair of the Audit Committee, and formerly served as the Lead Director and Chair of Nominating and Corporate Governance Committee from 2009 to 2014. Since June 2020, Mr. Simonson has served as a member of the board of directors of Couchbase, a modern cloud database for enterprise applications, where he is lead independent director and Chair of the Audit Committee and helped take it public in 2021. He has served as a member of the board of directors of Cast & Crew, a private company providing a broad suite of entertainment industry software, since September 2018. From 2009 to 2018, he served on the board of directors of Silver Spring Networks, Inc., which he helped take public in 2013. Mr. Simonson received his M.B.A. in Finance from the Wharton School of Management at the University of Pennsylvania, and his B.S. in Mining Engineering from the Colorado School of Mines. We believe Mr. Simonson is qualified to serve on our Board due to his extensive operational experience as an executive at a number of technology companies and his service on the boards of other technology companies.
Board Diversity Matrix
Board Diversity Matrix (As of April 28, 2022)
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	6	0	0
Part II: Demographic Background
African American or Black	1	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	1	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	6	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

PROPOSAL 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Ernst & Young LLP served as our independent registered public accounting firm since 2020. Neither Ernst & Young LLP nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Ernst & Young LLP is expected to attend the Annual Meeting, have an opportunity to make a statement if he or she desires to do so, and be available to respond to appropriate questions from stockholders.
In the event that the appointment of Ernst & Young LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2023. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of EverCommerce.
VOTE REQUIRED
This proposal requires the approval the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes). Abstentions will have no effect on the proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP, we do not expect any broker non-votes in connection with this proposal.
RECOMMENDATION OF THE BOARD OF DIRECTORS
The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2021 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm the matters that they are required to provide to the Audit Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by the applicable rules of the PCAOB describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
Richard A. Simonson (Chair)
Jonathan Durham
Kimberly Ellison-Taylor

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
Set forth below are the fees paid to our independent registered public accounting firm, Ernst & Young LLP, for the fiscal years ended December 31, 2021 and 2020 (in thousands):
Fee Category	Fiscal 2021	Fiscal 2020
Audit Fees	$2,013	$1,776
Audit-Related Fees	$14	$125
Tax Fees	$0	$0
All Other Fees	$0	$0
Total Fees	$2,027	$1,901
AUDIT FEES
Audit fees include the aggregate fees for professional services rendered in connection with the audit of our consolidated financial statements for fiscal years ended December 31, 2021 and 2020 included in Form 10-K, as well as the fiscal year ended December 31, 2019 included in the registration statement on Form S-1, and the quarterly reviews of financial statements included in Forms 10-Q. Includes amounts related to registration statements in 2021.
AUDIT-RELATED FEES
Audit-related fees include the aggregate fees related to due diligence and accounting consultations related to potential business acquisitions.
TAX FEES
None.
AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES
The Audit Committee adopted a policy (the “Pre-Approval Policy”) in connection with our IPO, which sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage an independent auditor to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by the independent auditor has received general pre-approval by the Audit Committee, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved fee levels or budgeted amounts also require specific pre-approval.
For both types of pre-approval, the Audit Committee considers whether such services are consistent with the SEC’s and the Public Company Accounting Oversight Board’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.
In connection with the Pre-Approval Policy, the Audit Committee will periodically review and pre-approve any services (and related fee levels or budgeted amounts) that may be provided by the independent auditor without first obtaining specific preapproval from the Audit Committee or the Chair of the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. All services to the Company provided by Ernst & Young LLP after the adoption of the Pre-Approval Policy in 2021 were approved in accordance with the Pre-Approval Policy.

EXECUTIVE OFFICERS
The following table identifies our current executive officers:
Name	Age	Position
Eric Remer[1]	50	Chief Executive Officer and Chairman of the Board of Directors
Matthew Feierstein[2]	49	President
Marc Thompson[3]	57	Chief Financial Officer
Chris Alaimo[4]	54	Chief Technology Officer
Sarah Jordan[5]	37	Chief Marketing Officer
Stone de Souza[6]	48	Chief Operating Officer
Lisa Storey[7]	40	General Counsel
1	See biography on page 8 of this proxy statement.
2
Matthew Feierstein has served as our President since October 2016 and previously served as President of PaySimple, which is now part of the EverCommerce platform, from December 2009 to October 2016. Mr. Feierstein served as our Chief Operating Officer from October 2016 to April 2021. Mr. Feierstein is responsible for overseeing the holistic business operations and is accountable to both the growth and profitability of the operation. Mr. Feierstein previously served as Chief Operating Officer of Pronto.com, a price comparison service platform and a division of IAC, a media and internet company. Mr. Feierstein also served in senior product and operational leadership roles at Citysearch.com, another division of IAC, as well as spending several years in a senior management role at a small business start-up in the service industry. Mr. Feierstein received his B.A. in History from the University of Michigan.

3
Marc Thompson has served as our Chief Financial Officer since December 2016. Mr. Thompson is responsible for supporting our growth initiatives, driving our capitalization strategy and overseeing finance and accounting. Prior to joining us, Mr. Thompson served as Managing Director, Co-Head of Investment Banking and Head of Technology Banking of Oppenheimer & Co. from July 2012 to December 2016, and previously as Managing Director, Head of Software & Services Group of Oppenheimer & Co. Prior to that, Mr. Thompson served as Managing Director of CIBC Capital Partners from 2007 to 2009. Mr. Thompson received his B.A. in Economics from Dartmouth College.

4
Chris Alaimo has served as our Chief Technology Officer since October 2016 and previously served as Chief Technology Officer of PaySimple, which is now part of the EverCommerce platform. Mr. Alaimo is responsible for leading a global team of software developers, IT professionals and cybersecurity experts. Prior to joining PaySimple, Mr. Alaimo served as Vice President of Engineering at Starboard Storage Systems, Inc., a hybrid data storage company, and co-founded and served as Vice President of Engineering of ProStor Systems, Inc., a data storage startup. Mr. Alaimo received his B.S. in Electrical Engineering from the University of Michigan.

5
Sarah Jordan has served as our Chief Marketing Officer since October 2016 and is responsible for leading corporate marketing for, and organic growth of, our software solutions as well as marketing, integrated go-to-market, business development, and operational growth opportunities. From 2008 to October 2016, Ms. Jordan served in a series of marketing leadership roles at PaySimple, which is now part of the EverCommerce platform, including as Senior Vice President of Marketing Strategy, Vice President of Marketing and Director of Marketing. Ms. Jordan received her B.A. in Business Administration, with concentrations in Economics, Marketing, and International Business from Carroll College.

6
Stone de Souza has served as our Chief Operating Officer since April 2021. Previously, Mr. de Souza served as Vice President and General Manager of the Small Business Segment of Sage Group plc, a multinational accounting and financial software company, from October 2019 to April 2021, where he was responsible for defining and implementing growth strategy and leading a team of product, marketing, sales and customer success professionals. From November 2017 to October 2019, Mr. de Souza served as the Vice President of Accountant Solutions of Sage Group plc. Prior to this, from July 2014 to August 2017, Mr. de Souza served at the General Manager and Business Unit Leader of Marketing, Sales and Strategic Partnerships for the Accounting Division for Intuit Inc. in France. Mr. de Souza received his B.A. in Business Administration, a post-graduate degree in Business Administration, and an M.S. in Marketing from IDRAC Business School in France. He also holds a B.A. in International Relations from ILERI in Paris, France, and a post-graduate degree in Management from HEC Montreal.

7
Lisa Storey has served as our General Counsel since August 2017 and is responsible for supporting our continued growth and business pursuits from a legal and risk management perspective. From November 2012 to August 2017, Ms. Storey served as Associate General Counsel of Air Methods Corporation, an air ambulance company in the United States. Prior to that, Ms. Storey practiced in the health care regulatory groups at the law firms of Davis Graham & Stubbs LLP in Denver, CO and Arent Fox LLP in Washington, D.C., providing merger and acquisition, litigation and compliance counsel for her clients. Ms. Storey received her J.D. from Vanderbilt University Law School and her B.A. in Molecular, Cellular and Developmental Biology and Philosophy from University of Colorado Boulder.

CORPORATE GOVERNANCE
GENERAL
Our Board has adopted Corporate Governance Guidelines, a Code of Conduct and Ethics and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of EverCommerce. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Conduct and Ethics in the “Governance” section of the “Investor Relations” page of our website located at www.evercommerce.com, or by writing to our offices at 3601 Walnut Street, Suite 400, Denver, Colorado 80205.
BOARD COMPOSITION
Our Board currently consists of nine (9) members: Penny Baldwin-Leonard, Jonathan Durham, Kimberly Ellison-Taylor, Mark Hastings, John Marquis, Joseph Osnoss, Eric Remer, Richard A. Simonson and Debby Soo. Our Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting following election or such director’s death, resignation or removal, whichever is earliest to occur. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of the Company.
STOCKHOLDERS AGREEMENTS
In connection with our IPO, we entered into the Sponsor Stockholders Agreement and the Management Stockholders Agreement.
The Sponsor Stockholders Agreement requires us to, among other things, nominate a number of individuals for election as our directors at any meeting of our stockholders, designated by Providence Strategic Growth and Silver Lake, such that, upon the election of such individual and each other individual nominated by or at the direction of our Board of Directors or a duly-authorized committee of the Board, as a director of our company, the number of: (A) PSG Designees serving as directors will be equal to (i) two (2) directors, if certain affiliates of Providence Strategic Growth continue to beneficially own at least 15% of the aggregate number of shares of common stock outstanding immediately following our IPO, or (ii) one (1) director, if certain affiliates of Providence Strategic Growth continue to beneficially own less than 15% but more than 5% of the aggregate number of shares of common stock outstanding immediately following our IPO; and (B) Silver Lake Designees serving as directors will be equal to (i) two (2) directors, if certain affiliates of Silver Lake continue to beneficially own at least 15% of the aggregate number of shares of common stock outstanding immediately following our IPO, or (ii) one (1) director, if certain affiliates of Silver Lake continue to beneficially own less than 15% but more than 5% of the aggregate number of shares of common stock outstanding immediately following our IPO.
Each of Providence Strategic Growth and Silver Lake has also agreed to vote, or cause to vote, all of their outstanding shares of our common stock at any annual or special meeting of stockholders in which directors are elected, so as to cause the election of the PSG Designees and Silver Lake Designees.
If the number of individuals that Providence Strategic Growth or Silver Lake have the right to designate is decreased because of the decrease in its in ownership, then the corresponding PSG Designee or Silver Lake Designee has agreed to immediately tender his or her resignation for consideration by our Board of Directors and, if such resignation is requested by the Board, such director shall resign within thirty (30) days of the date on which the relevant stockholder’s right to designate individuals for election as our directors was decreased pursuant to the terms of the Sponsor Stockholders Agreement. Notwithstanding the foregoing, a director may resign at any time regardless of the period of time left in his or her then-current term.
The Management Stockholders Agreement requires us to, among other things, nominate Eric Remer, our founder and Chief Executive Officer, for election as a director at any meeting of our stockholders, for so long as Mr. Remer serves in his capacity as our Chief Executive Officer or, if Mr. Remer is no longer serving as our Chief Executive Officer, until the earlier of (i) the termination of Mr. Remer’s employment by us or any of our subsidiaries for cause, (ii) the date on which Mr. Remer beneficially owns less than 2% of the shares of common stock then outstanding or (iii) the date on which Mr. Remer beneficially owns less than 50% of the number of shares of common stock beneficially owned by Mr. Remer immediately following our IPO. Each of the termination and dates referred to in the immediately preceding sentence is referred to herein as a Trigger Event.
In addition, pursuant to the Management Stockholders Agreement, for so long as a Trigger Event has not occurred, upon the first and second consecutive vacancies on the Board resulting from a decrease in the number of PSG Designees or Silver Lake Designees pursuant to the terms of the Sponsor Stockholders Agreement, Mr. Remer has the right to designate the initial replacement director(s) and we are required to nominate such individual(s) for election as our directors at the immediately succeeding meeting of our stockholders. In the event that Mr. Remer is no longer serving as our Chief Executive Officer and for so long as a Trigger Event has not occurred, any director designated by Mr. Remer in accordance with the foregoing sentence shall satisfy the standards of independence established for independent directors and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Exchange Act and shall not include any person that is a party to the Management Stockholders Agreement or their permitted transferees, as defined in the Management Stockholders Agreement.
DIRECTOR INDEPENDENCE
Our Board of Directors has affirmatively determined that Penny Baldwin-Leonard, Jonathan Durham, Kimberly Ellison-Taylor, Mark Hastings, John Marquis, Joseph Osnoss, Richard A. Simonson and Debby Soo are each an “independent director,” as defined under the rules of The Nasdaq Stock Market LLC (the “Nasdaq Rules”). In evaluating and determining the independence of the directors, the Board considered that EverCommerce may have certain relationships with its directors. Specifically, the Board of Directors considered that certain of our directors are affiliated with significant stockholders of the Company.
CONTROLLED COMPANY EXEMPTION
Certain affiliates of Providence Strategic Growth and Silver Lake, in the aggregate, have more than 50% of the voting power for the election of directors, and, as a result, we are considered a “controlled company” for the purposes of the Nasdaq Rules. As such, we qualify for, and rely on, exemptions from certain corporate governance requirements. As a result, we are not subject to certain corporate governance requirements, including that a majority of our Board consists of “independent directors,” as defined under the Nasdaq Rules. In addition, we are not required to have a nominating and corporate governance committee or compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities or to conduct annual performance evaluations of the nominating and corporate governance and compensation committees. Accordingly, our stockholders may not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance requirements of the Nasdaq Rules.
Currently, eight out of nine of the directors on our Board are independent under the Nasdaq Rules, and our Compensation Committee consists entirely of independent directors under the Nasdaq rules. However, our Nominating and Corporate Governance Committee is not entirely independent in reliance on the controlled company exemption and we rely on certain exemptions to the corporate governance requirements for our Nominating and Corporate Governance Committee. For so long as we remain a “controlled company,” we may avail ourselves of other exemptions available to “controlled companies” in the future.
If at any time we cease to be a “controlled company” under the Nasdaq Rules, our Board intends to take any action that may be necessary to comply with the Nasdaq Rules, subject to a permitted “phase-in” period.
DIRECTOR CANDIDATES
The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board, subject to any obligations and procedures governing the nomination of directors to the Board that may be included in the Stockholders Agreements.
To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may solicit our current directors and executives for the names of potentially qualified candidates or may ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from us and potential conflicts of interest, and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee of candidates for election as director. Ms. Baldwin-Leonard was initially recommended to the Board by one of our stockholders and Ms. Soo was initially recommended to the Board by a non-profit organization.
In accordance with our Corporate Governance Guidelines, in evaluating the suitability of individual candidates, the Nominating and Corporate Governance Committee may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other Board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o General Counsel, EverCommerce Inc., 3601 Walnut Street, Suite 400, Denver, Colorado 80205. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
COMMUNICATIONS FROM STOCKHOLDERS
Stockholders of the Company may communicate directly with the independent members of the Board or any Chair of a Board committee about corporate governance, corporate strategy, Board-related matters or other substantive matters that our General Counsel considers to be important for the director(s) to know, by addressing any communications to the intended recipient by name or position in care of: EverCommerce Inc., Attn: General Counsel, 3601 Walnut Street, Suite 400, Denver, Colorado 80205, subject to compliance with the requirements and parameters noted below. Such communications may be made confidentially or anonymously.
All communications, including stockholder recommendations of director candidates, must be accompanied by the following regarding the person submitting the communication: a statement of the type and amount of the securities of the Company that the person holds, and the address, telephone number and e-mail address, if any, of the person.
The following types of communications are considered inappropriate for delivery to directors:
•	Communications regarding individual grievances or other interests that are personal to the party submitting the communication;
•	Communications regarding ordinary business operations; and
•	Communications that contain offensive, obscene or abusive content.
Communications deemed to comply with the above requirements and to be appropriate for delivery will be delivered to the applicable director(s) on a periodic basis, generally in advance of each regularly scheduled meeting of the Board. Concerns relating to accounting, internal accounting controls, auditing matters or questionable financial practices will be handled in accordance with the procedures established by the Audit Committee with respect to such matters.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT
Our Corporate Governance Guidelines provide the Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Currently, the roles are combined, with Eric Remer serving as Chairman of the Board and Chief Executive Officer. The Board has determined that combining the roles of Chairman of the Board and Chief Executive Officer is best for our Company and its stockholders at this time because it promotes unified leadership by Mr. Remer and allows for a single, clear focus for management to execute the Company’s strategy and business plans. The Board is comprised of individuals with extensive experience in finance, the technology industry and public company management. For these reasons and because of the strong leadership of Mr. Remer as Chairman of the Board and Chief Executive Officer, the Board has concluded that our current leadership structure is appropriate at this time. The Board will continue to exercise its judgment on an ongoing basis to determine the optimal Board leadership structure that the Board believes will provide effective leadership, oversight and direction, while optimizing the functioning of both the Board and management and facilitating effective communication between the two.
Our Corporate Governance Guidelines provide that, if the Chair of the Board is a member of management or does not otherwise qualify as independent, the independent members of the Board may elect among themselves a lead independent director. As Mr. Remer, the Chairman of the Board, is not an independent director, the independent directors of the Board have appointed Richard A. Simonson to serve as our lead independent director. The lead independent director’s responsibilities include, but are not limited to: presiding over all meetings of the Board at which the Chair of the Board is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the Independent Directors and the Chief Executive Officer and Chair of the Board. The Board may modify its leadership structure in the future as it deems appropriate.
The Board has an active role, as a whole and also at the committee level, in overseeing the management of our risks. The Board is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks and operational risks. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Audit Committee is responsible for overseeing the management of financial, cybersecurity, regulatory and compliance risks and review of conflicts of interest. The Nominating and Corporate Governance Committee is responsible for overseeing the management of risks associated with the independence of the Board. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through discussions from committee members about such risks. The Board believes its administration of its risk oversight function has not negatively affected the Board’s leadership structure.
ANTI-HEDGING POLICY
Our Board has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders.
CODE OF CONDUCT AND ETHICS
We have adopted a Code of Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is available on our website at www.evercommerce.com in the “Governance” section of the “Investor Relations” page. We expect that any amendments to the code, or any waivers of its requirements, that are required to be disclosed by SEC or Nasdaq rules will be disclosed on our website.
ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS
There were five meetings of the Board during the fiscal year ended December 31, 2021. During the fiscal year ended December 31, 2021, each director attended at least 75% of the aggregate of (i) all meetings of the Board during the period in which he or she served as a director and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.

Under our Corporate Governance Guidelines, which are available on our website at www.evercommerce.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chairman of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that, absent compelling circumstances, directors will attend. Due to the timing of our initial public offering, we did not hold an annual meeting in 2021.

COMMITTEES OF THE BOARD
Our Board has established three standing committees – Audit, Compensation and Nominating and Corporate Governance – each of which operates under a written charter that has been approved by our Board.
The members of each of the Board committees are set forth in the following chart.
Name	Audit	Compensation	Nominating and Corporate Governance
Penny Baldwin-Leonard		X
Jonathan Durham	X
Kimberly Ellison-Taylor	X
Mark Hastings		Chair
John Marquis			X
Joseph Osnoss		X
Eric Remer			X
Richard A. Simonson	Chair
Debby Soo			Chair
AUDIT COMMITTEE
Our Audit Committee oversees our corporate accounting and financial reporting process and assists our Board in monitoring our financial systems. Our Audit Committee’s responsibilities include, but are not limited to:
•	appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;
•	discussing with our independent registered public accounting firm their independence;
•	reviewing with our independent registered public accounting firm the scope and results of their audit;
•	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;
•	discussing our risk assessment and risk management policies;
•	reviewing and approving related person transactions;
•	overseeing our financial and accounting controls;
•	reviewing periodically our code of conduct and ethics and the procedures in place to enforce the code;
•
considering and receiving reports from management regarding compliance with our policies pertaining to data privacy and security, anti-corruption, anti-fraud, insider trading, Regulation FD, related persons and other relevant policies; and

•	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting or auditing matters.
The Audit Committee charter is available on our website at www.evercommerce.com. The current members of the Audit Committee are Jonathan Durham, Kimberly Ellison-Taylor and Richard A. Simonson, with Richard A. Simonson serving as chair. We are currently relying on the phase-in rules of Rule 10A-3 under the Exchange Act and the Nasdaq Rules with respect to the requirement that an audit committee be composed entirely of members of the board of directors who satisfy the standards of independence established for independent directors under Nasdaq Rules and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Exchange Act, as determined by the Board. The Board intends to appoint an independent director to replace Mr. Durham on the Audit Committee prior to the one-year anniversary of the IPO. Our Board has determined that each of Kimberly Ellison-Taylor and Richard A. Simonson are independent directors under Nasdaq Rules and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Exchange Act. Our Board has also determined that each of Jonathan Durham, Kimberly Ellison-Taylor, and Richard A. Simonson meets the “financial literacy” requirement for Audit Committee members under Nasdaq Rules and each of Kimberly Ellison-Taylor and Richard A. Simonson is an “audit committee financial expert” within the meaning of the SEC rules.
The Audit Committee met ten times during the fiscal year ended December 31, 2021.
COMPENSATION COMMITTEE
The Compensation Committee oversees our compensation policies, plans and benefits programs. The Compensation Committee is responsible for, among other matters:
•	reviewing and approving, or recommending to the Board for approval, the compensation of our Chief Executive Officer and other executive officers;
•	making recommendations to our Board regarding the compensation of our directors;
•	reviewing and approving or making recommendations to our Board regarding our incentive compensation and equity-based plans and arrangements;
•	overseeing our succession plan for the Chief Executive Officer and other executive officer roles; and
•	appointing and overseeing any compensation consultants.
Pursuant to the Compensation Committee’s charter, which is available on our website at www.evercommerce.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. The Compensation Committee generally considers the Chief Executive Officer’s input when making recommendations regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). In 2021, the Compensation Committee retained Korn Ferry, a compensation consulting firm (“Korn Ferry”), to assist in making decisions regarding the amount and types of compensation to provide our executive officers. As part of this process, the Compensation Committee reviewed a compensation assessment provided by Korn Ferry comparing our compensation to that of a group of peer companies within our industry and met with Korn Ferry to discuss our executive compensation and to receive input and advice. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Korn Ferry and has determined that Korn Ferry’s work does not raise a conflict of interest.
The Compensation Committee may delegate its authority under its charter to a subcommittee as it deems appropriate from time to time. The Compensation Committee has the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it deems appropriate, including the authority to request any officer, employee or adviser of the Company to meet with the Compensation Committee or any advisers engaged by the Compensation Committee. In addition to the foregoing and other authority expressly delegated to the Compensation Committee in the charter, the Compensation Committee may also exercise any other powers and carry out any other responsibilities consistent with the charter, the purposes of the Compensation Committee, the Company’s Amended and Restated Bylaws and applicable Nasdaq Rules.
The current members of our Compensation Committee are Penny Baldwin-Leonard, Mark Hastings and Joseph Osnoss, with Mark Hastings serving as chair. Each member of our Compensation Committee meets the requirements for independence under the current Nasdaq Rules and SEC rules and regulations including the Nasdaq Rules applicable to compensation committee membership. Penny Baldwin-Leonard is a non-employee director, as defined in Section 16b-3 of the Exchange Act.
The Compensation Committee met three times during the fiscal year ended December 31, 2021.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
The Nominating and Corporate Governance Committee oversees and assists our Board in reviewing and recommending nominees for election as directors the Nominating and Corporate Governance Committee is responsible for, among other matters:
•
identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board, except where the Company is legally required by contract, bylaw or otherwise to provide third parties with the right to designate directors, including pursuant to the Stockholders Agreements (for so long as such agreement is in effect);

•
recommending to our Board the nominees for election to our Board at annual meetings of stockholders, except where the Company is legally required by contract, bylaw or otherwise to provide third parties with the right to designate directors, including pursuant to the Stockholders Agreements (for so long as such agreement is in effect);

•	overseeing a periodic evaluation of the Board and its committees; and
•	reviewing and recommending changes to our corporate governance guidelines to our Board.
The Nominating and Corporate Governance Committee charter is available on our website at www.evercommerce.com. Our Nominating and Corporate Governance Committee consists of John Marquis, Eric Remer and Debby Soo, with Debby Soo serving as chair. Mr. Marquis and Ms. Soo meet the requirements for independence under the current Nasdaq Rules. In reliance on the exemption available to controlled companies, Mr. Remer, as our Chief Executive Officer, does not qualify as independent under the current Nasdaq Rules. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.
The Nominating and Corporate Governance Committee met one time during the fiscal year ended December 31, 2021.

EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2021, our “named executive officers”, or “NEOs”, and their positions were as follows:
•	Eric Remer, Chief Executive Officer;
•	Matt Feierstein, President; and
•	Marc Thompson, Chief Financial Officer.
SUMMARY COMPENSATION TABLE
The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2021 and December 31, 2020.
Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Eric Remer, Chief Executive Officer	2021	500,000	2,437,494	9,092,978	2,692,313	24,000	14,746,785
	2020	350,000	—	8,448,108	4,508,200	24,000	13,330,308

Matt Feierstein, President	2021	352,500	1,168,750	5,180,764	829,626	—	7,531,640
	2020	280,000	—	2,546,510	1,387,500	—	4,214,010

Marc Thompson, Chief Financial Officer	2021	362,500	1,168,750	5,180,764	1,853,250	13,319	8,578,583
	2020	300,000	—	2,546,510	3,107,754	3,892	5,958,156
(1)	Amounts reflect the base salaries earned by each named executive officer in respect of 2021, taking into account the salary increases implemented in connection with the initial public offering.
(2)
Amounts reflect the full grant-date fair value of restricted stock units and options to purchase shares of our common stock granted during 2020 and 2021 (and the incremental grant-date fair value of certain option awards following the modification of such awards in connection with our initial public offering during fiscal 2021), as applicable, computed in accordance with ASC Topic 718, disregarding the effects of estimated forfeitures, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of option awards and restricted stock unit awards made to executive officers in 2021 in Note 11 in the notes to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021.

(3)
The amounts in this column represent annual incentive cash awards earned by each named executive officer during 2020 and 2021 under the Acquisition Bonus Plan and pursuant to performance-based cash bonus programs. See “Narrative Disclosure to Summary Compensation Table –2021 Bonuses” for further information on the Acquisition Bonus Plan and the performance bonuses. For Mr. Remer, this amount represents $2,692,313, which is comprised of $2,118,750 under the Acquisition Bonus Plan and a $573,563 performance bonus. For Mr. Feierstein, this amount represents $829,626, which is comprised of $501,876 under the Acquisition Bonus Plan and a $327,750 performance bonus. For Mr. Thompson, this amount represents $1,853,250, which is comprised of $1,525,500 under the Acquisition Bonus Plan and a $327,750 performance bonus.

(4)
Amounts reflect (i) $24,000, the costs of personal administrative support provided to Mr. Remer during each or 2020 and 2021, and (ii) 401(k) matching contributions made by the Company to Mr. Thompson’s account.

NARRATIVE TO SUMMARY COMPENSATION TABLE
For the year ended December 31, 2021, the compensation for our named executive officers generally consisted of a base salary, cash bonuses and equity awards. These elements (and the amounts of compensation and benefits under each element) were selected because we believe they are necessary to help us attract and retain the executive talent that is fundamental to our success. Below is a more detailed summary of the current executive compensation program as it relates to our named executive officers.
Base salaries
The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. The base salaries of our named executive officers are an important part of their total compensation package.

Effective as of the closing date of our initial public offering, the base salaries for Messrs. Remer, Feierstein and Thompson were increased to $650,000, $425,000 and $425,000, respectively.
The actual salaries paid to each named executive officer for 2021 are set forth in the Summary Compensation Table above in the column titled “Salary”.
2021 bonuses
Performance-based bonuses
We provided cash incentive awards to Messrs. Remer, Feierstein and Thompson pursuant to 2021 bonus programs entered into with each such executive. Such awards are designed to incentivize each executive with a variable level of compensation that is based on performance measures evaluated by our compensation committee of the board of directors. These cash incentives are intended to link a substantial portion of executive compensation to our performance and provide executive officers with a competitive level of compensation if applicable performance-objectives are achieved.
With respect to 2021, each of Messrs. Remer, Feierstein and Thompson was eligible to receive a performance bonus based on the achievement of certain specified annual Company adjusted EBITDA targets (weighted at 35% of the award) and revenue targets (weighted at an aggregate of 65% of the award), ranging from 0% to 200% of his target bonus opportunity.
For 2021, pursuant to their respective employment agreements Mr. Remer had a target bonus opportunity of $525,000 and Messrs. Feierstein and Thompson each had a target bonus of $300,000. Based on the achievement of the 2021 performance bonus targets, our board of directors determined that Mr. Remer would be entitled to a payout of 109% of his target bonus, or $573,563, and Messrs. Feierstein and Thompson would each be entitled to a payout of 109% of their respective target bonuses, or $327,750.
These bonuses are also set forth above in the Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.”
Acquisition bonus plan
In August 2019, our board of directors adopted the Acquisition Bonus Plan, pursuant to which our named executive officers may earn cash bonuses in connection with eligible acquisitions made by the Company. Each of our named executive officers was eligible to participate in the Acquisition Bonus Plan in 2021. Pursuant to the Acquisition Bonus Plan, each named executive officer was eligible to receive a percentage of the aggregate acquisition bonus pool established for each acquisition, which was calculated as (i) 2.75% multiplied by (ii) the lesser of the enterprise value of the acquired company, as determined by the board of directors in its sole discretion, and $100,000,000. The Acquisition Bonus Plan terminated upon completion of our initial public offering.
Under the Acquisition Bonus Plan, (i) Mr. Remer was entitled to receive an award equal to 1.25% of each acquisition bonus pool; (ii) Mr. Feierstein was entitled to receive a certain percentage of each acquisition bonus pool, as determined by the board of directors in its discretion, and (iii) Mr. Thompson was entitled to receive an award equal to 0.90% of each acquisition bonus pool.
In 2021, Mr. Remer, Mr. Feierstein, and Mr. Thompson received bonuses under the Acquisition Bonus Plan of $2,118,750, $829,626, and $1,853,250, respectively, based on the consummation of eligible acquisitions by the Company. These amounts are included in the above Summary Compensation Table under the column entitled “Non-Equity Incentive Plan Compensation.” The Acquisition Bonus Plan terminated in 2021 in connection with our initial public offering and no additional payments will be made under this plan.
Equity compensation
Amended & restated 2016 equity incentive plan
We currently maintain an equity incentive plan, the Amended & Restated 2016 Equity Incentive Plan, or the 2016 Plan, which provides for certain designated eligible employees, directors, and consultants the opportunity to participate in the equity appreciation of our business through the receipt of equity awards. Following the completion of our initial public offering, no further awards will be granted under the 2016 Plan.

In connection with our initial public offering, we adopted the 2021 Incentive Award Plan, or the 2021 Plan, under which we may grant cash and equity-based incentive awards to eligible service providers in order to attract, motivate and retain the talent for which we compete.
Restricted stock awards
Our named executive officers previously held awards of restricted stock which were eligible to vest in incremental percentages on each date that the sponsor stockholders (as defined below) paid cash consideration to us in exchange for our equity securities in connection with the funding of an acquisition by us or one of our subsidiaries, or for such other eligible purpose which the board of directors approves (such aggregate cash consideration, the Investment Amount), subject to the holder’s continued service with us through the applicable vesting date. For the purpose of these awards “sponsor stockholders” means the Providence Strategic Growth II, L.P.; Providence Strategic Growth II-A, L.P.; PSG PS Co-Investors L.P.; SLA Eclipse Co-Invest, L.P.; SLA CM Eclipse Holdings, L.P.; PSG III and PSG IIIA; and their respective affiliates. On May 7, 2021, 424,836, 92,976 and 35,529 shares of restricted stock held by Messrs. Remer, Feierstein and Thompson, respectively, vested in connection with the Series C funding. On May 20, 2021, 16,734 and 1,399 shares of restricted stock held by Messrs. Remer and Thompson, respectively, vested in connection with the second closing of the Series C funding.
The awards of restricted stock terminated upon the occurrence of our initial public offering with no consideration due to the holders of such restricted stock.
Stock options
On January 10, 2020, the board of directors granted awards of stock options to each of our NEOs under the 2016 Plan, which included both performance-based and time-based options, at an exercise price of $9.1356 per share. Mr. Remer received 5,747,164 time-based options and 949,432 performance-based options. Messrs. Feierstein and Thompson each received 1,436,791 time-based options and 574,716 performance-based options.
Twenty-five percent (25%) of the time-based options vested on January 10, 2021 and the balance of such time-based options vests in thirty-six (36) equal monthly installments thereafter, subject to the NEO’s continued service with us through the applicable vesting dates. .
In connection with our initial public offering, the performance-based options were modified to market-based options. So long as the applicable NEO remains continuously employed with us through the applicable vesting date, the executive’s market-based options will be eligible to vest if certain price per share targets based on the volume weighted average price calculated over each of two respective measurement periods of January 1, 2023 – March 31, 2023 and April 1, 2023 – June 30, 2023 were achieved during either measurement period. 50% of the market options (the “3x Options”) would vest if a price per share target of $27.4068 was achieved and the other fifty percent (50%) of the market-based options (the “4x Options”) would vest if a price per share target of $36.5424 was achieved, in each case subject to the executive’s continued service through the applicable vesting date(s); provided, that if the 5 trading day volume weighted average price ending on and including the last day of the first or second measurement period is less than 15% of the applicable price per share target, such 3x Options or 4x Options, as applicable, would not vest. .
Awards under the 2021 Plan
In June 2021, we granted certain employees, including our named executive officers, stock options and restricted stock unit awards under the 2021 Plan, as defined below.
Each such option and restricted stock unit award granted in connection with this offering will vest as to 25% of such award on the first anniversary of the grant date and in ratable quarterly installments thereafter such that 100% of the award is vested on the fourth anniversary of the grant date, subject to the executive’s continued service through the applicable vesting dates, provided that, for our named executive officers, each such option and restricted stock unit award will become fully vested if the individual’s employment is terminated without cause during the 12-month period following a change in control (as defined in the 2021 Plan).

The following table shows the number of shares of our common stock subject to the equity awards granted to our named executive officers in connection with our initial public offering:
Name	Number of Restricted Stock Units	Number of Stock Options
Eric Remer	143,382	143,382
Matt Feierstein	68,750	68,750
Marc Thompson	68,750	68,750
In addition, on September 20, 2021, our compensation committee determined to grant certain recipients of such equity awards additional stock options in order to approximate the number of options that would have been granted using a Black-Scholes methodology at the time of the initial public offering. In connection with such grants, Messrs. Remer, Feierstein and Thompson received 186,487, 89,418 and 89,418 additional stock options at an exercise price of $17.00 per share (which was equal to the initial public offering price and above fair market value on the date of grant), in each case vesting as to 25% of such award on the first anniversary of the grant date and in ratable quarterly installments thereafter such that 100% of the award will be vested on the fourth anniversary of the grant date.
Severance and change of control payments and benefits
Each of our named executive officers is entitled to partial accelerated vesting of his time-based stock options upon a change of control and vesting of his performance-based stock options under his stock option award agreements upon certain changes of control, as described above under “Equity Compensation.”
Other elements of compensation
Employee benefits and perquisites
All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:
•	medical, dental and vision benefits;
•	medical care flexible spending accounts and health savings accounts;
•	short-term and long-term disability insurance; and
•	life and accidental death & dismemberment insurance.
In addition, Mr. Remer receives personal administrative support from the Company. The cost of such benefit for 2021 is set forth above in the Summary Compensation Table in the column entitled “All Other Compensation.”
Retirement plans
We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan and in 2021 the Company provided matching contributions with respect to qualifying employee deferrals. In 2021, Mr. Thompson participated in this 401(k) plan contribution and received a match of $13,319.44. Mr. Remer and Mr. Feierstein did not participate in the 401(k) plan in 2021. We do not maintain any defined benefit pension plans or deferred compensation plans for our named executive officers.
No tax gross-ups
We do not have any gross-up agreements or arrangements to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by the Company.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table presents information regarding outstanding equity awards held by our named executive officers as of December 31, 2021.
				Option Awards		Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)
Eric Remer	—	—	—	—	—	143,382 (1)	2,258,267
	2,753,849	2,993,315	—	9.1356	1/9/2030(2)	—	—
	—	—	949,432	9.1356	1/9/2030(3)	—	—
	—	143,382(1)	—	17.00	6/30/2031	—	—
	—	186,487(1)	—	17.00	9/20/2031	—	—
Matt Feierstein	—	—	—	—	—	68,750(1)	1,082,813
	688,461	748,330	—	9.1356	1/9/2030(2)	—	—
	—	—	574,716	9.1356	1/9/2030(3)	—	—
	—	68,750(1)	—	17.00	6/30/2031	—	—
	—	89,418(1)	—	17.00	9/20/2031	—	—
Marc Thompson	—	—	—	—	—	68,750(1)	1,082,813
	688,461	748,330	—	9.1356	1/9/2030(2)	—	—
	—	—	574,716	9.1356	1/9/2030(3)	—	—
	—	68,750(1)	—	17.00	6/30/2031	—	—
	—	89,418(1)	—	17.00	9/20/2031	—	—
(1)
Each such restricted stock unit and option award will vest as to 25% of such award on the first anniversary of the grant date and in ratable quarterly installments thereafter such that 100% of the award is vested on the fourth anniversary of the grant date, subject to the executive’s continued service through the applicable vesting dates, provided that, for our named executive officers, each such option and restricted stock unit award will become fully vested if the individual’s employment is terminated without cause during the 12-month period following a change in control (as defined in the 2021 Plan).

(2)
Twenty-five percent (25%) of these options will vest on the first anniversary of the grant date (and such options vested on January 10, 2021) and the balance of such options will vest in thirty-six (36) equal monthly installments beginning one month after the first anniversary of the grant date, subject to the NEO’s continued service with us through the applicable vesting dates. In the event of a change of control, fifty percent (50%) of each NEO’s unvested options will vest and become exercisable.

(3)	Represents an option to purchase shares of our common stock granted on January 10, 2020, which is eligible to vest as described above under “Equity Compensation—Stock Options”.
(4)
These amounts represent the value of unvested stock awards as of December 31, 2021, based on the closing price of our stock on that date, and are not representative of the fair market value for accounting purposes, which was determined on the date of grant.

EXECUTIVE COMPENSATION ARRANGEMENTS
In connection with our initial public offering, we entered into new employment agreements with each named executive officer. The material terms of such new employment agreements are described below.
Eric Remer
We entered into an employment agreement with Mr. Remer, effective as of the date of consummation of our initial public offering (the “Remer Employment Agreement”). Under the Remer Employment Agreement, Mr. Remer is entitled to an annual base salary of $650,000 and a target annual performance-based bonus equal to $525,000 for 2021 with the actual amount of such annual bonus earned based on the achievement of performance targets set by our board of directors or its delegate. The Remer Employment Agreement also provides for Mr. Remer’s participation in our long-term incentive plan (“LTIP”) under the 2021 Plan, on the same terms and conditions applicable to similarly situated executives.
Pursuant to the Remer Employment Agreement, upon the termination of his employment by us without Cause (as defined in the Remer Employment Agreement) or by Mr. Remer for Good Reason (as defined in the Remer

Employment Agreement), Mr. Remer would be entitled to, in addition to any accrued amounts, subject to his execution and non revocation of a release of claims, (i) continuation of his base salary for a period of 12 months, payable in equal installments in accordance with our normal payroll practices, (ii) an amount equal to the pro rata portion of his target annual performance based bonus for the year in which such termination occurs, payable in a lump sum within 60 days of termination (the “Pro Rata Bonus”), and (iii) continued COBRA coverage for up to 12 months following his termination of employment. Mr. Remer would also be entitled to receive accelerated vesting of any outstanding time-based equity awards as of the date of his termination that would have vested during the 12 month period following the date of his termination if he had remained employed through such 12 month period, and any outstanding performance-based equity awards would remain outstanding and eligible to vest during such 12 month period (or until the end of the applicable performance period, if earlier) based on actual achievement.
If Mr. Remer is terminated by us without Cause or by Mr. Remer for Good Reason within one (1) month before or within 12 months after a change of control (as defined in the 2021 Plan), Mr. Remer is entitled to receive all of the benefits described above, provided, however, that any outstanding time-based equity awards granted prior to such change of control will fully accelerate and vest.
Furthermore, if Mr. Remer is terminated by reason of his death or disability, he would be entitled to, in addition to any accrued amounts, subject to his execution and non revocation of a release of claims, the Pro Rata Bonus.
The Remer Employment Agreement also provides for a Code Section 280G “cutback” such that payments or benefits that he receives in connection with a Change of Control will be reduced to the extent necessary to avoid the imposition of any excise tax under Code Sections 280G and 4999 if such reduction would result in a greater after-tax payment amount to Mr. Remer.
The Remer Employment Agreement contains a perpetual confidentiality covenant as well as one-year post-termination non-competition and non-solicitation covenants.
Matt Feierstein
We entered into an employment agreement with Mr. Feierstein, effective as of the date of consummation of our initial public offering (the “Feierstein Employment Agreement”). Pursuant to the Feierstein Employment Agreement, Mr. Feierstein is entitled to an annual base salary of $425,000 and a target annual performance-based bonus equal to $300,000 with the actual amount of such annual bonus earned based on the achievement of performance targets set by our board of directors or its delegate. Under the Feierstein Employment Agreement, Mr. Feierstein is also eligible to participate in our LTIP under the 2021 Plan, on the same terms and conditions applicable to similarly situated executives.
Pursuant to the Feierstein Employment Agreement, upon the termination of his employment by us without Cause (as defined in the Feierstein Employment Agreement) or by Mr. Feierstein for Good Reason (as defined in the Feierstein Employment Agreement), Mr. Feierstein would be entitled to, in addition to any accrued amounts, subject to his execution and non revocation of a release of claims, (i) continuation of his base salary for a period of 12 months, payable in equal installments in accordance with our normal payroll practices, (ii) the Pro Rata Bonus, and (iii) continued COBRA coverage for up to 12 months following his termination of employment. In addition, Mr. Feierstein would also be entitled to receive accelerated vesting of any outstanding time-based equity awards as of the date of his termination that would have vested during the 12 month period following the date of his termination if he had remained employed through such 12 month period, and any outstanding performance-based equity awards would remain outstanding and eligible to vest during such 12 month period (or until the end of the applicable performance period, if earlier) based on actual achievement.
If Mr. Feierstein is terminated by us without Cause or by Mr. Feierstein for Good Reason within one (1) month before or within 12 months after a change of control (as defined in the 2021 Plan), Mr. Feierstein is entitled to receive all of the benefits described above, provided, however, that any outstanding time-based equity awards granted prior to such change of control will fully accelerate and vest.
Furthermore, if Mr. Feierstein is terminated by reason of his death or disability, he would be entitled to, in addition to any accrued amounts, subject to his execution and non revocation of a release of claims, the Pro Rata Bonus.
The Feierstein Employment Agreement also provides for a Code Section 280G “cutback” such that payments or benefits that he receives in connection with a Change of Control will be reduced to the extent necessary to avoid the imposition of any excise tax under Code Sections 280G and 4999 if such reduction would result in a greater after-tax payment amount to Mr. Feierstein.

The Feierstein Employment Agreement contains a perpetual confidentiality covenant as well as one-year post-termination non-competition and non-solicitation covenants.
Marc Thompson
We entered into an employment agreement with Mr. Thompson, effective as of the date of consummation of our initial public offering (the “Thompson Employment Agreement”). Pursuant to the Thompson Employment Agreement, Mr. Thompson is entitled to an annual base salary of $425,000 and a target annual performance-based bonus equal to $300,000 for 2021, with the actual amount of such annual bonus earned based on the achievement of performance targets set by our board of directors or its delegate. Under the Thompson Employment Agreement, Mr. Thompson is eligible to participate in our LTIP under the 2021 Plan, on the same terms and conditions applicable to similarly situated executives. In addition, the Thompson Employment Agreement provides for Mr. Thompson’s remote working arrangement with the Company.
Pursuant to the Thompson Employment Agreement, upon the termination of his employment by us without Cause (as defined in the Thompson Employment Agreement) or by Mr. Thompson for Good Reason (as defined in the Thompson Employment Agreement), Mr. Thompson would be entitled to, in addition to any accrued amounts, subject to his execution and non revocation of a release of claims, (i) continuation of his base salary for a period of 12 months, payable in equal installments in accordance with our normal payroll practices, (ii) the Pro Rata Bonus, and (iii) continued COBRA coverage for up to 12 months following his termination of employment. Mr. Thompson would also be entitled to receive accelerated vesting of any outstanding time-based equity awards as of the date of his termination that would have vested during the 12 month period following the date of his termination if he had remained employed through such 12 month period, and any outstanding performance-based equity awards would remain outstanding and eligible to vest during such 12 month period based on actual achievement.
If Mr. Thompson is terminated by us without Cause or by Mr. Thompson for Good Reason within one (1) month before or within 12 months after a change of control (as defined in the 2021 Plan), Mr. Thompson is entitled to receive all of the benefits described above, provided, however, that any outstanding time-based equity awards granted prior to such change of control will fully accelerate and vest.
Furthermore, if Mr. Thompson is terminated by reason of his death or disability, he would be entitled to, in addition to any accrued amounts, subject to his execution and non revocation of a release of claims, the Pro Rata Bonus.
The Thompson Employment Agreement also provides for a Code Section 280G “cutback” such that payments or benefits that he receives in connection with a Change of Control will be reduced to the extent necessary to avoid the imposition of any excise tax under Code Sections 280G and 4999 if such reduction would result in a greater after-tax payment amount to Mr. Thompson.
The Thompson Employment Agreement contains a perpetual confidentiality covenant as well as one-year post-termination (other than without cause) non-competition and non-solicitation covenants.
DIRECTOR COMPENSATION
The following table contains information concerning the compensation of our non-employee directors for the year ended December 31, 2021.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Penny Baldwin-Leonard	49,301	—	566,670	615,971
Debby Soo	44,377	—	566,670	611,047
Jonathan Durham	—	—	—	—
Kimberly Ellison-Taylor	53,251	—	566,670	619,921
Mark Hastings	—	—	—	—
John Marquis	—	—	—	—
Joseph Osnoss	—	—	—	—
Rick Simonson	79,548	—	661,115	740,663
(1)	Amounts reflect the full grant-date fair value of stock awards and option awards granted during fiscal 2021 computed in accordance with

ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock awards and option awards made to our directors in 2021 in Note 11 in the notes to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021.
The table below shows the aggregate numbers of unvested stock awards and option awards held as of December 31, 2021 by each non-employee director who was serving as of December 31, 2021.
Name	Unvested Restricted Stock Units Outstanding at Fiscal Year End	Unvested Stock Options Outstanding at Fiscal Year End (Exercisable)	Unvested Stock Options Outstanding at Fiscal Year End (Unexercisable)
Penny Baldwin-Leonard	—	—	60,000
Debby Soo	—	—	60,000
Jonathan Durham	—	—	—
Kimberly Ellison-Taylor	—	—	60,000
Mark Hastings	—	—	—
John Marquis	—	—	—
Joseph Osnoss	—	—	—
Rick Simonson	—	—	70,000
On March 31, 2021, in connection with his appointment to our board of directors, Mr. Simonson was granted an option to purchase 70,000 shares of our common stock and each of Mses. Baldwin-Leonard, Ellison-Taylor, and Soo was granted an option to purchase 60,000 shares of our common stock. Twenty-five percent (25%) of the options vest on March 31, 2022 and the balance of the options vests in thirty-six (36) equal monthly installments thereafter, subject to the director’s continued service with us through the applicable vesting dates.
Non-employee director compensation policy
In connection with our initial public offering, we adopted a non-employee director compensation policy applicable to each of our non-employee directors. Pursuant to this non-employee director compensation policy, each eligible non-employee director will receive a mixture of annual retainer fees and long-term equity awards.
Pursuant to this policy, each eligible non-employee director will receive an annual cash retainer of $50,000 that will be paid quarterly in arrears. The lead independent director of our board of directors will receive an additional annual cash retainer of $10,000, the chairperson of the audit committee will receive an additional annual cash retainer of $20,000 and each other member of the audit committee will receive an additional annual cash retainer of $15,000, the chairperson of the compensation committee will receive an additional annual cash retainer of $15,000 and each other member of the compensation committee will receive an additional annual cash retainer of $10,000, and the chairperson of the nominating and governance committee will receive an additional annual cash retainer of $10,000 and each other member of the nominating and governance committee will receive an additional annual cash retainer of $5,000.
Also, pursuant to this policy, we intend to grant all eligible non-employee directors an annual equity award of restricted stock units that has a grant date value of $175,000 (with prorated awards made to directors who join on a date other than an annual meeting following the first annual meeting after our initial public offering), which will generally vest in full on the earlier of the day before the next annual meeting or the first anniversary of the date of grant, in each case subject to the director’s continued service on the board of directors. In the event of a change of control (as defined in the 2021 Plan), all outstanding equity awards held by our non-employee directors pursuant to this policy will accelerate and vest in full.
Equity plans
Existing equity plan
We previously maintained the 2016 Plan, as described above. On and after the closing of our initial public offering and following the effectiveness of the 2021 Incentive Award Plan, no further grants will be made under the 2016 Plan.

2021 incentive award plan
We currently maintain the 2021 Plan, under which we may grant cash and equity incentive awards to eligible service providers in order to attract, motivate and retain the talent for which we compete. Our employees, consultants and directors, and the employees and consultants of our parents and subsidiaries are eligible to receive awards under the 2021 Plan. The 2021 Plan provides for the grant of stock options, including incentive stock options, or ISOs, and nonqualified stock options, or NSOs, restricted stock, dividend equivalents, restricted stock units, or RSUs, other stock-based awards, stock appreciation rights, or SARs, and cash awards.
2021 employee stock purchase plan
We currently maintain the 2021 Employee Stock Purchase Plan, or the ESPP. The compensation committee of our board of directors is the administrator of the ESPP. We commenced our first offering period under the ESPP in December 2021.
EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of as of December 31, 2021, with respect to the shares of the Company’s common stock that may be issued under the Company’s equity compensation plans.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders(2)	16,984,513(3)	$9.77	23,595,447(4)
Equity compensation plans not approved by security holders	0	$—	0
Totals	16,984,513	$9.77	23,595,447
(1)
The weighted average exercise price is calculated based solely on the exercise prices of the outstanding options and does not reflect the shares that will be issued upon the vesting and settlement of outstanding RSUs, which have no exercise price.

(2)	Includes awards or rights granted and available to be granted under the 2008 Equity Incentive Plan, 2016 Plan, the 2021 Plan and ESPP.
(3)	Includes shares subject to outstanding awards granted, of which 16,444,144 shares are subject to outstanding options and 540,369 shares are subject to outstanding RSUs.
(4)
Includes 19,595,447 shares available for future issuance under our 2021 Plan and 4,000,000 shares available for future issuance under our ESPP as of December 31, 2021, (of which a maximum of 1,051,500 shares may be issued with respect to the purchase period in effect as of December 31, 2021, which purchase period ends on May 31, 2022) and is ongoing as of the date of this proxy statement. The number of shares available for issuance under our 2021 Plan increases automatically on January 1 of each calendar year of the Company beginning in 2022 and ending in 2031, in an amount equal to the lesser of (i) 3% of the aggregate number of outstanding shares of our common stock on the final day of the immediately preceding calendar year and (ii) such smaller number of shares determined by our Board. The number of shares available for issuance under our ESPP increases automatically on January 1 of each calendar year of the Company beginning in 2022 and ending in 2031, in an amount equal to the lesser of (i) 1% of the aggregate number of outstanding shares of our common stock on the final day of the immediately preceding calendar year and (ii) such smaller number of shares determined by our Board. We adopted our 2008 Plan in 2008, pursuant to which we granted equity awards, including stock options, to eligible employees. Following the adoption of the 2016 Plan, no further awards were granted under the 2008 Plan.

There are no shares available for future issuance under the 2008 Plan or 2016 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our common stock for:
•	each person or group of affiliated persons known by us to beneficially own more than 5% of our outstanding shares of common stock;
•	each of our directors and director nominees;
•	each of our named executive officers; and
•	all of our executive officers and directors as a group.
The number of shares beneficially owned by each stockholder as described in this proxy statement is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 195,599,497 shares of common stock outstanding as of April 25, 2022.
Unless otherwise indicated, the address of all listed stockholders is 3601 Walnut Street, Suite 400, Denver, Colorado 80205. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.
Name of beneficial owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders (excl. Named Executive Officers and Directors)
Entities affiliated with Providence Strategic Growth(1)	85,464,516	43.7%
Entities affiliated with Silver Lake(2)	67,085,136	34.3%
Named Executive Officers and Directors
Eric Remer(3)	13,758,586	6.9%
Matthew Feierstein(4)	2,938,051	1.5%
Marc Thompson(5)	1,726,366	*
Penny Baldwin-Leonard(6)	17,500	*
Jonathan Durham	0	*
Kimberly Ellison-Taylor(7)	17,500	*
Mark Hastings	0	*
John Marquis	0	*
Joseph Osnoss	0	*
Richard A. Simonson(8)	47,815	*
Debby Soo(9)	17,500	*
All current executive officers and directors as a group (15 individuals)(10)	19,092,425	9.5%
*	Less than one percent.
1
Based solely on a Schedule 13G filed with the SEC on February 14, 2022. Consists of (i) 10,823,936 shares held by Providence Strategic Growth II L.P. (“PSG II”) over which it has shared voting and dispositive power, (ii) 8,264,147 shares held by Providence Strategic Growth II-A L.P. (“PSG II-A”) over which it has shared voting and dispositive power, (iii) 11,693,622 shares held by Providence Strategic Growth III L.P. (“PSG III”) over which it has shared voting and dispositive power, (iv) 3,785,594 shares held by Providence Strategic Growth III-A L.P. (“PSG III-A”) over which it has shared voting and dispositive power and (v) 50,897,217 shares held by PSG PS Co-Investors L.P. (“PSG Co-Invest” and, collectively with PSG II, PSG II-A, PSG III and PSG III-A, “PSG Funds”) over which it has shared voting and dispositive power. PSG Ultimate GP Managing Member L.L.C. (“PSG Managing Member”) is the indirect managing member of the PSG Funds and holds voting and dispositive power over the shares of common stock held by the PSG Funds. The members of PSG Managing Member are controlled by each of Mark Hastings and Peter Wilde, respectively. Each of PSG Managing Member, Mr. Hastings and Mr. Wilde may have shared voting and dispositive power of 85,464,516 shares. Each of Mr. Hastings and Mr. Wilde disclaim beneficial ownership of any of the Common Stock held by the PSG Funds, except to the extent of their pecuniary interest therein. The address for each of the entities referenced above is 401 Park Drive, Suite 204, Boston, MA 02215.

2
Based solely on a Schedule 13G filed with the SEC on February 11, 2022. Consists of (i) 60,829,040 shares held by SLA CM Eclipse Holdings, L.P. (“SLA Eclipse”) and (ii) 6,256,096 shares held by SLA Eclipse Co-Invest (“SLA Co-Invest”). The general partner of SLA Eclipse is SLA CM GP, L.L.C. (“SLA CM GP”) and the sole member of SLA CM GP is SL Alpine Aggregator GP, L.L.C. (“SLA CM Aggregator”). The managing member of SLA CM Aggregator is Silver Lake Alpine Associates, L.P. (“SLAA”). The general partner of SLAA is SLAA (GP), L.L.C. (“SLAA GP”). The general partner of SLA Co-Invest is SLA Co-Invest, GP, L.L.C. (“SLA Co-Invest GP”). Silver Lake Group, L.L.C. (“SLG”) is the managing member of each of SLAA GP and SLA Co-Invest GP. SLA Eclipse, SLA CM GP, SLA CM Aggregator, SLAA, and SLAA GP may be deemed to have shared voting and dispositive power over 60,829,040; SLA Co-Invest and

SLA Co-Invest GP have shared voting and dispositive power over 6,256,096 shares and SLG has shared voting and dispositive power over 67,085,136 shares. The address for each of the entities referenced above is c/o Silver Lake, 2775 Sand Hill Road, Suite 100, Menlo Park, CA 94025.
3
Consists of (i) 1,073,682 shares of common stock held by Mr. Remer, (ii) 8,148,663 shares of common stock held by Buckrail Partners LLC, which Mr. Remer controls; (iii) 1,000,000 shares of common stock held by EMJ Remer Family Trust, over which Mr. Remer is deemed to control; (iv) 35,000 shares of common stock held by the Remer Family Trust, over which Mr. Remer is deemed to control; (v) 28,999 shares of common shares held by the Remer Irrevocable Educational Trust, over which Mr. Remer is deemed to control; and (vi) 3,472,242 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days of April 25, 2022.

4
Consists of (i) 1,919,991 shares of common stock held by Mr. Feierstein, (ii) 150,000 shares of common stock held by MEF Family Irrevocable Trust, over which Mr. Feierstein is deemed to control; and (iii) 868,060 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days of April 25, 2022.

5
Consists of (i) 823,306 shares of common stock held by Mr. Thompson, (ii) 35,000 shares of common stock held by Thompson Family Irrevocable Education Trust, over which Mr. Thompson is deemed to control; and (iii) 868,060 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days of April 25, 2022.

6	Consists of 17,500 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days of April 25, 2022.
7	Consists of 17,500 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days of April 25, 2022.
8
Consists of (i) 27,399 shares of common stock held by Specie Mesa LLC, which Mr. Simonson controls; and (ii) 20,416 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days of April 25, 2022.

9	Consists of 17,500 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days of April 25, 2022.
10
Consists of (i) footnotes (3) through (9) above, (ii) 33,219 shares of common stock held by Sarah Jordan and 151,305 shares of common stock issuable to Ms. Jordan upon exercise of options that have vested or will vest within 60 days of April 25, 2022, (iii) 13,544 shares of common stock held by Christopher Alaimo and 233,957 shares of common stock issuable to Mr. Alaimo upon exercise of options that have vested or will vest within 60 days of April 25, 2022, and (iv) 137,082 shares of common stock issuable to Lisa Storey upon exercise of options that have vested or will vest within 60 days of April 25, 2022.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS
Our Board has adopted a written Related Person Transaction Policy and Procedures, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we (including any of our subsidiaries) are, were or will be a participant and a related person has, had or will have a direct or indirect material interest.
Under the policy, our legal department is responsible for implementing procedures to obtain information with respect to potential related person transactions, and then determining whether such transactions constitute related person transactions subject to the policy. The General Counsel then is required to present to the Audit Committee each proposed related person transaction. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction, whether the transaction arose in the ordinary course of business, and the extent of the related person’s interest in the transaction and take into account the Company’s Code of Conduct and Ethics. If advance Audit Committee approval of a related person transaction is not feasible, then the transaction may be preliminarily entered into by management upon prior approval by the Chair of the Audit Committee, subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting. Management is responsible for updating the Audit Committee as to any material changes to any approved or ratified related person transaction and for providing a status report at least annually of all current related person transactions at a regularly scheduled meeting of the Audit Committee. No director may participate in approval of a related person transaction for which he or she is a related person. Unless noted otherwise, all of the transactions, agreements or relationships described in this section occurred prior to the adoption of this policy.
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock. We believe that the terms of such agreements are as favorable as those we could have obtained from parties not related to us.
TRANSACTIONS RELATED TO DIRECTORS, EQUITY HOLDERS AND EXECUTIVE OFFICERS
Preferred Stock Financing
In May 2021, we entered into subscription agreements with each of Providence Strategic Growth and Silver Lake, pursuant to which we issued and sold 3,928,571 shares of Series C convertible preferred stock to each of Providence Strategic Growth and Silver Lake, at a price of $14.00 per share.
Registration Rights Agreement
In October 2019, we entered into a registration rights agreement with Providence Strategic Growth, Silver Lake and any stockholder that becomes a signatory to the registration rights agreement, provided that any such stockholder other than Providence Strategic Growth and Silver Lake beneficially owns 1% of the outstanding shares of common stock. In connection with the issuance of shares of our Series C convertible preferred stock in May 2021, we amended and restated the registration rights agreement. The registration rights agreement provides for demand registration rights, S-3 registration rights and piggyback registration rights.
Silver Lake Purchase Agreement
On June 22, 2021, we entered into a purchase agreement with SLA CM Eclipse Holdings, L.P. and SLA Eclipse Co-Invest, L.P., pursuant to which such entities purchased an aggregate of $75.0 million of our common stock in a private placement at the time of our IPO, at a purchase price per share of $17.00, which was equal to the price per share at which our common stock was sold to the public in our IPO. The sale of such shares was not registered under the Securities Act of 1933, as amended.
Stockholders Agreements
In October 2019, we entered into an amended and restated stockholders agreement with Providence Strategic Growth, Silver Lake and certain other stockholders, including Eric Remer, Matthew Feierstein, and Marc Thompson. In March 2021, we amended the agreement to increase the number of directors on our board of directors and, in connection with the issuance of shares of our Series C convertible preferred stock, we amended and restated the stockholders agreement in May 2021. The agreement set the number of our board of directors at nine (9) directors and contained certain nomination rights to designate candidates for nomination to our board of directors and to designate non-voting observers to our board of directors. The agreement also contained preemptive rights, transfer restrictions, tag-along rights, drag-along rights, rights of first refusal and liquidity and information rights. In addition, the agreement required us to obtain the consent of Providence Strategic Growth and/or Silver Lake before taking certain actions.
As a result of our IPO, most of the provisions set forth in the amended and restated stockholders agreement terminated, including rights regarding the nomination, appointment and designation of members of our board of directors, designation of non-voting observers to our board of directors, preemptive rights, transfer restrictions, tag-along rights, drag-along rights, rights of first refusal, liquidity rights and consent requirements. Following our IPO, we continue to be subject to the confidentiality and non-disclosure obligations set forth in the agreement.
In connection with our IPO, we entered into the Stockholders Agreements. The terms of the Stockholders Agreements regarding director designation rights and voting for the election of directors are described above in the “Corporate Governance” section under the header “Stockholders Agreements.”
In addition, pursuant to the Sponsor Stockholders Agreement, and subject to our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, for so long as Providence Strategic Growth and Silver Lake collectively beneficially own at least 30% of the aggregate number of shares of common stock outstanding immediately following our IPO, certain actions by us or any of our subsidiaries require the prior written consent of each of Providence Strategic Growth and Silver Lake so long as such shareholder is entitled to designate at least two (2) directors for nomination to our board of directors. The actions that require prior writing consent include:
•	change in control transactions;
•	acquiring or disposing of assets or any business enterprise or division thereof for consideration excess of $500.0 million in any single transaction or series of transactions;
•	increasing or decreasing the size of our board of directors;
•	terminating the employment of our chief executive officer or hiring a new chief executive officer;
•	initiating any liquidation, dissolution, bankruptcy or other insolvency proceeding involving us or any of our significant subsidiaries; and
•
any transfer, issuance, sale or disposition of common stock, other equity securities, equity-linked securities or securities that are convertible into equity securities of us or our subsidiaries to any person or entity that is a non-strategic financial investor (which for the avoidance of doubt shall include any investment funds set up with the primary objective of making financial investments or to invest capital and fund managers (including venture capital funds, hedge funds, bond funds, balanced funds, private equity funds, buy out funds, sovereign wealth funds or any other such funds)) in a private placement transaction or series of transactions.

Each of Providence Strategic Growth and Silver Lake has also agreed, subject to certain limited exceptions, to certain limitations on their ability to sell or transfer any shares of common stock. For example, each party must generally provide written notice to the other party prior to exercising registration rights or making any transfer of such party’s shares. Following such notice, the other party shall have the ability to participate in the contemplated transaction on a pro rata basis. These restrictions on transfer terminate with respect to each party as of the time at which Providence Strategic Growth and Silver Lake collectively beneficially own less than 30% of the aggregate number of shares of common stock outstanding immediately following our IPO.
Pursuant to the Management Stockholders Agreement, Mr. Remer has also agreed, subject to certain limited exceptions, to certain limitations on his ability to sell or transfer any shares of common stock. For example, Mr. Remer’s ability to sell or transfer shares of common stock in a particular year will generally be limited by the extent to which Providence Strategic Growth and Silver Lake have collectively sold or transferred shares of common stock. In addition, Mr. Remer may allocate 5% of the shares of common stock held to be sold pursuant to a Rule 10b5-1 trading plan in a particular fiscal quarter of a fiscal year. These restrictions on transfer terminate on the third anniversary of the closing of our IPO.

Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers.
Directed Share Program
At our request, the underwriters reserved for sale at the IPO price per share of $17.00 up to 5% of the shares of common stock offered in our IPO, to certain individuals through a directed share program, including our directors, employees and their friends and family members, and certain other individuals identified by management.

OTHER MATTERS
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our executive officers and directors, our principal accounting officer and persons who beneficially own more than 10% of our common stock to file with the SEC reports of their ownership and changes in their ownership of our common stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2021 filed with the SEC and on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers, principal accounting officer and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the year ended December 31, 2021 other than the following forms that were filed late: one Form 4 reporting two transactions for Eric Remer, one Form 4 reporting one transaction for Marc Thompson, one Form 4 reporting one transaction for Eric Remer, one Form 4 reporting one transaction for Lisa Storey, one Form 4 reporting one transaction for Lisa Sterling, one Form 4 reporting one transaction for Chris Alaimo, one Form 4 reporting one transaction for Lee Dabberdt, one Form 4 reporting one transaction for Sarah Jordan, one Form 4 reporting one transaction for Matthew Feierstein, and one Form 4 reporting one transaction for Stone de Souza.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During the fiscal year ended December 31, 2021, the members of our Compensation Committee were Penny Baldwin-Leonard, Mark Hastings and Joseph Osnoss. None of the members of our Compensation Committee is our current employee. During the fiscal year ended December 31, 2021, no relationship required to be disclosed by the rules of the SEC existed aside from those identified herein. See “Certain Relationships and Related Person Transactions” for a description of certain transactions involving Providence Strategic Growth, where Mr. Hastings is Chief Executive Officer, and Silver Lake, where Mr. Osnoss is a Managing Partner.
STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our offices at 3601 Walnut Street, Suite 400, Denver, Colorado 80205 in writing not later than January 5, 2023.
Stockholders intending to present a proposal at the 2023 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that we receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the first anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2023 Annual Meeting of Stockholders no earlier than the close of business on February 22, 2023 and no later than the close of business on March 24, 2023. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2023 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 22, 2023, then we must receive such written notice not later than the 90th day prior to the 2023 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.
In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2023 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 24, 2023.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
OTHER MATTERS AT THE ANNUAL MEETING
Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
In connection with our solicitation of proxies for our 2023 Annual Meeting of Stockholders, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.
EVERCOMMERCE’S ANNUAL REPORT ON FORM 10-K
A copy of EverCommerce’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including financial statements and schedules but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 25, 2022 without charge upon written request addressed to EverCommerce Inc., Attention: Secretary, 3601 Walnut Street, Suite 400, Denver, Colorado 80205. A reasonable fee will be charged for copies of exhibits. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 at www.evercommerce.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors

Eric Remer
Chief Executive Officer and Chairman of the Board of Directors
Denver, Colorado
April 28, 2022

EVERCOMMERCE INC.
3601 WALNUT ST., SUITE 400
DENVER, CO 80205

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/21/2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/EVCM2022**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/21/2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Penny Baldwin-Leonard 02) Eric Remer 03) Debby Soo

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000562738_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com

EVERCOMMERCE INC.
Annual Meeting of Stockholders
June 22, 2022 2:30 PM MDT
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Eric Remer, Marc Thompson and Lisa Storey, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this card, all of the shares of common stock of EverCommerce Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:30 PM MDT on June 22, 2022, at www.virtualshareholdermeeting.com/EVCM2022, and any continuation, adjournment or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the Annual Meeting or any adjournment, continuation or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendation.

0000562738_2 R1.0.0.24

Continued and to be signed on reverse side